UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2025, Nuburu, Inc. (the “Company”), Nuburu Defense, LLC (“Nuburu Defense”), Alessandro Zamboni, and Vanguard Holdings S.r.l. (“Vanguard”), a newly-formed Italian limited liability company wholly owned by Alessandro Zamboni, entered into a Sale, Purchase and Investment Agreement (the “Orbit Agreement”) for the sale of all of the ownership interests in Orbit S.r.l. (“Orbit”), formerly known as 1AF2 S.r.l., an Italian software company specializing in digitalizing operational resilience solutions for mission-critical corporations, to Nuburu Defense (the “Orbit Acquisition”). Nuburu Defense is making up to a $5.0 million equity investment in Orbit (the “Equity Infusion”), the proceeds of which are anticipated to provide working and growth capital (including for the repayment of payables incurred in the ordinary course of business) for Orbit. In addition to the Equity Infusion, Nuburu Defense will acquire all outstanding capital stock of Orbit from Vanguard for an aggregate purchase price of $12.5 million, consisting of $3.75 million in cash and $8.75 million in securities (the “Orbit Consideration”). Since Orbit is wholly owned by Alessandro Zamboni, the Company’s Executive Chairman and Co-Chief Executive Officer, indirectly through Vanguard, the Orbit Acquisition constitutes a related party transaction under U.S. securities laws and, as a result, the Orbit Acquisition and Orbit Agreement have been reviewed and approved by the Company’s independent directors.

Under the Orbit Agreement, the Company has agreed to consummate the Equity Infusion in tranches, with the final tranche closing no later than October 7, 2028. The Company paid $1.5 million of the Equity Infusion amount in connection with the signing of the binding letter of intent, dated October 6, 2025 (the “Orbit LOI”), between the Company and Alessandro Zamboni, resulting in Nuburu’s holding a 10.7% ownership interest in Orbit. Upon Nuburu Defense’s obtaining a 20% ownership interest in Orbit, Orbit’s bylaws will be amended; Alessandro Zamboni will resign from the board of directors of Orbit; and new members of Orbit’s board of directors and, if applicable, a board of statutory auditors, will be appointed pursuant to the new bylaws. Following the appointment of the new directors to Orbit’s board of directors, Alessandro Zamboni will be appointed as Chairman of Orbit and Nuburu Defense will designate Orbit’s chief executive officer.

Under the Orbit Agreement, in exchange for the Orbit Consideration, the Company will acquire full ownership of Orbit from Vanguard in tranches, with the final tranche closing no later than December 31, 2026. The Orbit Consideration is based in part on a third-party valuation of Orbit with approximately $11 million being the high-end of the range, adjusted to take into account the risk associated with a significant portion of the purchase price being paid through the issuance of securities.

The Company agreed to pay an advance payment of the Orbit Consideration worth $3.75 million (the “Advance Payment”), by (i) offsetting of a credit owed by Mr. Zamboni to the Company of $1.35 million related to the acquisition of TCEI S.a.r.l., which is no longer being completed, and (ii) paying $2.4 million to Mr. Zamboni in four tranches of $600,000 that are due (1) on the date of signing of the Orbit LOI, (2) by December 31, 2025, (3) by March 31, 2026, and (4) by June 30, 2026; provided that the Company agreed to allocate 20% of the proceeds arising from any fund-raising transactions consummated by the Company to accelerate the payment of such amounts. As of the date of this report, the Advance Payment has been satisfied.

Subject to obtaining stockholder approval, the Company agreed to pay the non-cash portion of the Orbit Consideration in the amount of $8.75 million, by December 31, 2026, in the form of preferred shares of the Company that, subject to NYSE American approval, have voting rights at a ratio of 5:1 as compared to shares of the Company’s common stock, include anti-dilution protections, and are convertible into shares of Common Stock on a 1:1 basis (the “Orbit Preferred Shares”). The Company agreed that, by no later than July 31, 2026, it will hold a stockholders’ meeting to seek approval of the issuance of the Orbit Preferred Shares to Vanguard.

Upon the signing of the Orbit LOI and for 36 months, the Company has the exclusive right to market, sell, promote and distribute the Orbit platform to the security sector globally. The parties intend to complete the closing of the Orbit Acquisition by December 31, 2026.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Important Information and Where to Find It

In connection with the transaction described herein, the Company intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement. The proxy statement will be sent to all stockholders. Before making any voting or investment decision, stockholders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the transaction and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but are not limited to: (1) the ability to meet security exchange listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	November 6, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman